Exhibit 10.32
                                    ACC LEASE

         MEMO TO: THE HARBOR CITY CORP./ACC TELECOM
                            6410 Dobbin Road, Suite A
                            Columbia, Md 21045
         1.   Occupancy Date: July 5, 1995
         II.  Commencement of Rent: October 19, 1995
         III. Expiration Date: October 31, 2002

         I .      Payments
                  A. Prorata
                  B.Prorate Amounts

         1. Dates September 19, 1995 to September 30, 1995
                              Rent                                     -0
                              Common Area & HVAC                       $298-20
                              Taxes & Insurance                        196.20
                                                Total                  $494.40

          1. Dates October 19,1995 to October 31, 1995
                  Rent                                        $1,566.76
                  Common Area & HVAC                             755.68
                  Taxes & Insurance                              496.82
                  Total                                       $2,819.26

         C.Actual Amounts

         1. Dates November 1, 1995 to October 31, 2000
                               Rent                           $3,665.65
                               Common Area & HVAC                755.68
                               Taxes & Insurance                 496.92
                               Total                          $4,918.15

         D. Please remit checks to M.O.R. Columbia Ltd. Partnership c/o Manekin Corporation 7165 Columbia Gateway Drive Columbia, Maryland 21046

         E. Amounts are due in advance on the 25th day of the month preceding the month for which payment is due (e.g., November's rent is due on or before October 25).

         V. Rent increases with effective dates $3,966.25 Effective date November 1, 2000

         VI. Option (s) to renew with client notification date (s) Notification date May 25, 2002

         VII. Entity acknowledgment and signature M.O.R. COLUMBIA LIMITED PARTNERSHIP

         Signature
         date
         VIII. Company acknowledgment and signature
         THE HARBOR CITY CORP.
         Signature
         date

                                 LEASE AGREEMENT
                                     Between
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                       and
                     HARBOUR FINANCIAL MORTGAGE CORPORATION
                            t/a New America Financial

Table of Contents
-----------------

SECTION                                                  PAGE

1.DEFINITIONS                                             1-
2.LEASE TERM                                              2-
3.BASIC RENTAL                                            2-
4.BASIC RENTAL ESCALATION                                 3-
5.SECURITY DEPOSIT                                        3-
6.LANDLORD'S OBLIGATIONS                                  3-
7.IMPROVEMENT OF THE PREMISES                             4-
8.OPERATING EXPENSES                                      4-
9.USE                                                     5-
10 TENANT'S-REPAIRS AND ALTERATION                        5-
11.ASSIGNMENT AND SUBLETTING                              5-
12.INDEMNITY                                              7-
13.SUBORDINATION                                          7-
14.RULES AND REGULATIONS                                  8-
15.INSPECTION                                             8-
16.CONDEMNATION .                                         8-
17.FIRE OR OTHER-CASUALTY                                 8-
18.HOLDING OVER                                           9-
19.TAXE S                                                 9-
20.EVENTS OR DEFAUL                                      10-
21REMEDIES                                               11-
22.SURRENDER OF PREMISES                                 12-
23.ATTORNEYS' FEES                                       12-
24.LANDLORD'S LIEN                                       12-
25.MECHANICS' LIENS                                      12
26.WAIVER OF SUBROGATION: INSURANCE                      13-
27.SUBSTITUTION SPACE                                    13-
28.BROKERAGE                                             13-
29.ESTOPPEL CERTIFICATES                                 13
30.NOTICES                                               14
31.      FORCE MAJEURE                                   14-
32.      SEVERABILITY                                    14-
33.      AMENDMENTS; WAIVER; BINDING EFFECT              14-
34.      QUIET ENJOYMENT
    15-
35. LIABILITY OF TENANT                                  15-

                                 LEASE AGREEMENT
                                     between
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                       and
                     HARBOUR FINANCIAL MORTGAGE CORPORATION
                            t/a New America Financial

                                   DATA SHEET

This Data Sheet is an integral part of this Lease and all of the terms hereof are incorporated into this Lease in all respects. In addition to the other provisions which are elsewhere in this Lease, the following, whenever used In this Lease, shall have the meanings set forth in this Data Sheet.

         (a) Premises Suite No. 170 in the Building., generally outlined on the floor plan attached hereto as Exhibit A (Section l(l)). (b) Area of Premises Approximately 3,080 renteable square feet on the first (1st) floor of the Building (Exhibit A and section l(l)). Building Willow Wood I, located at 10300 Eaton Place, Fairfax, Virginia (Section l(d)).(d)Basic Rental $16.75 per renteable square foot per year payable in equal monthly installments of $ 4,303.35, subject to adjustment as herein provided (Sections l (b) and 3).(e)Annual Basic rent escalation $51,640.25 (Section 3). $4303.35 mo - yr. 1 $4432.45 mo - yr. 2 $4565.43 mo. - yr. 3 (f) Annual Basic Rent escalation. Three percent (3%) of the escalated Basic Rental then in effect (Section 4). $4702.39 mo. - yr. 4 4$843.46 mo. - yr. 5 (g) Additional Rent See Section 41.(h)Lease Term - Five years and zero months, commencing on the Commencement Date (Sections 1(j) and 2).Start (I)Commencement Date See Section 1(f). (j) Building Operation Hours Monday through Friday, 8:00 a.m. to 6:00 p.m. and Saturday, 8:00 a.m. to 1:00 p.m. (k)Permitted Use Any general business office purposes and for no other purpose (Sections l(k) and 9). (I) Tenant's Proportionate Share of Building Space 2.53% (See Section 1(o) and (p ) (m) Tenant's Proportionate Share of Parking Spaces 10 unreserved spaces (Section47) (n)Brokers Involved C.B. Commercial Real Estate Group, Inc. and The Fred Ezra Company (o) Security Deposit See Section l(n) and 5.(p)Notice If to Landlord: The Equitable Life Assurance Society of the United States c/o C.B. Commercial Real Estate Group, Inc. 11781 Lee Jackson Highway, Suite Fairfax, Virginia 22030

        If to Tenant:

        At the Premises

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT is entered into as of the day of 1996, between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation (hereinafter called "Landlord"), whose address for purposes hereof in 1875 Eye Street, N.W., Suits 900, Washington, D.C. 20006 and HARBOUR INANCIAL MORTGAGE CORPORATION, t/a New America Financial, a corporation (hereinafter called "Tenant"), whose address for purposes hereof is in care of the Premises.

1.DEFINITIONS.

         (a) "Basic Cost": The actual costs incurred by the Landlord in operating and maintaining the Building and the Land during each calendar year of the Lease Term for which Landlord has not been reimbursed by insurance proceeds, condemnation awards or otherwise.

         Such costs shall include, by way of example rather than of limitation,
(I) charges or fees for, and taxes on, the furnishing of electricity, water, sewer service, gas, fuel, or other utility services to the Building and the Land; (ii) costs of providing elevator, janitorial and trash removal service, restriping, resurfacing, maintaining and repairing all walkways, roadways and parking areas on the Land, security costs, and cost of maintaining grounds, common areas and mechanical systems of the Building and the Land; (III) all other costs of maintaining and repairing any or all of the Building or Land;
(iv) all costs reasonably allocated by Landlord to the common areas of the Building and the Land in a multi-building development; (v) charges or fees for any necessary governmental permits and licenses; (vi) management fees, overhead and expenses reasonably related to management of the Building (including salaries for personnel directly responsible for management of the Building);
(vii) premiums for hazard, liability, workmen's compensation or similar insurance upon any or all of the Building and the Land; (viii) costs arising under service contracts with independent contractors; and (ix) the cost of any other items which, under generally accepted accounting principles consistently applied from year to year with respect to the Building or the Land, constitute operating or maintenance costs attributable to any or all of the Building or the Land.

         Such costs shall not include (I) the expense of principal and interest payments made by the Landlord pursuant to the provisions of any mortgage or deed of trust covering the Building or the Land; (ii) any deduction for depreciation of the Building taken on the landlord's income tax returns; or (iii) the cost of capital improvements made to the Building, other than capital improvements, modifications or equipment required by federal, state or local ordinance, rule, regulation or law or determined by Landlord in good faith to result in savings or reductions in Basic Cost generally, in which case the cost thereof shall be included in Basic Cost for-the calendar year in which the cost shall have been incurred and in subsequent calendar years, on a straight line basis, such items will be amortized over an appropriate period and with an appropriate interest factor selected in good faith by Landlord. If Landlord shall have leased any such items of capital equipment designed to result in savings or reductions in Basic Cost, then the rental and other costs paid pursuant to such leasing shall be included in Basic Cost for each calendar year in which they shall have been incurred.

         In determining Basic Cost, where less than 95% of the Building's rentable square footage is occupied during all or any part of a year, those items of the Basic Cost which vary according to occupancy such as electricity and janitorial services, shall be increased to that amount which would have been incurred had the Building been 95% occupied during the entire year.

b. Basic Rental": $16.75 per rentable square foot per year payable in equal monthly installments of $4,303.35, subject to adjustment as herein provided.
c.  Real Estate Taxes": The Real Estate Taxes payable in the calendar year 1996.
d. Base Year Stop": The Basic Cost incurred during the calendar year 1996 divided by the number of rentable square feet in the Building.
e. Building": The office building which has been constructed on land located at 10300 Eaton Place, Fairfax, Virginia, and known as WillowWood Plaza I.
f. "Commencement Date": September 1, 1996, provided Tenant is legally authorized to occupy the Premises
g.  "Event of Default": As defined in Section 20 of this Lease.
h.  "Excess": As defined in Section 8 of this Lease.

i "Land":The entire tract of land on which the Building is located and upon which other buildings are located which have shared common facilities, and subject from time to time, to (i) increase through the acquisition of adjoining properties, and (ii) reduction through the sale or transfer by Landlord or the reservations of any such property from the development of which the Building is a part.The term Land shall also include any property that must be maintained by Landlord due to the existence of any public or private easement.

   (j) "Lease Term": The period commencing on the Commencement Date and continuing for five (5) years and zero (0) months thereafter.

   (k) "Permitted Use": Any general business office purposes and for no other purpose.

                (1)"Premises": Suite No. 170 in the Building, generally outlined on the floor plan attached hereto as Exhibit A and consisting of approximately 3,083 rentable square feet. The Premises shall be measured in accordance with the Modified BOMA Method of Measurement for Office Buildings, and may be confirmed by Tenant's architect, at Tenant's expense.

                (m) "Rules and Regulations": The Landlord's rules and regulations sent to Tenant in writing from time to time, as amended or substituted for from time to time, the current form of which is attached hereto as Exhibit C.

                (n) "Security Deposit": $4,303.35.

                (o)"Tenant's Proportionate Share for Basic Cost": 2.53%. Such percentage is equal to a fraction, the numerator of which equals the number of rentable square feet within the Premises and the denominator of which equals the total number of rentable square feet of office space in the Building.

                (p) "Tenant's Proportionate Share for Real Estate Taxes":2.53%. Such percentage is equal to a fraction, he numerator of which equals the number of rentable square feet within the Premises and the denominator of which equals the total number of rentable square feet in the Building.

2.  LEASE TERM.

         (a)Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms hereinafter stated, does hereby lease, demise and let unto Tenant the Premises, as defined herein and generally outlined on the floor plan attached hereto as Exhibit A, commencing on the Commencement Date and ending, without the necessity of notice from either party to the other, such notice being expressly waived, on the last day of the Lease Term, unless sooner terminated as herein provided.

         (b)If the Landlord shall be unable to tender possession of the Premises on the anticipated Commencement Date, the Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable by Tenant, but in such event, unless the delay results (i) from failure of Tenant to provide plans or otherwise perform in accordance with the requirements of the Lease or
(ii) from any delay in Landlord's ability to tender possession of the Premises caused by Tenant, no rental shall be payable by Tenant prior to actual tender to Tenant of possession of the Premises.

         (c) By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the Premises comply fully with Landlord's obligations. Prior to occupancy or within three (3) business days of delivery to Tenant by Landlord, whichever is shorter, ...as to execute and return to Landlord a letter prepared by Landlord determining the Commencement Date, a copy of which is attached hereto as Exhibit B, certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord's obligations hereon. Notwithstanding the foregoing, Tenant shall be permitted to enter the Premises
 ... the Commencement Date to move in furniture and other personal property, providing however, that (i) Landlord shall designate the day or days on which Tenant may so enter the Premises, and (ii) all waiver and indemnity provisions of this Lease (including, but not limited to, those contained in Section 12) shall apply to such early entry.

3.BASIC RENTAL

         (a) Tenant promises and agrees to pay Landlord the Basic Rental (subject to adjustment as hereinafter provided) without demand, notice, deduction, counterclaim, recoupment or set-off, for each month of the entire Lease Term. The first monthly installment shall be due and payable upon execution of this Lease. The Basic Rental for each subsequent month shall be paid in advance beginning on the first day of the calendar month following the expiration of the first calendar month of the Lease Term and continuing thereafter on or before the first day of each succeeding calendar month during the term hereof.


         (b) In the event any installment of the Basic Rental, or any other sums which became owing by Tenant to Landlord under the provisions hereof, are not received within ten (10) days after the due date thereof, (without in any way implying Landlord's consent to such late payment), Tenant shall pay, in addition to such installment of the Basic Rental or such other sums owed, and not as a penalty, additional rent in the form of a late payment charge equal to five percent (5%) of such monthly installment of the Basic Rental or such other sums owed for each month or part thereof such payment is overdue. Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this Lease, it being understood that such sums shall bear interest from the date of the advance until paid in full, which Tenant hereby agrees to pay to Landlord, at the rate of fourteen percent (14%) per annum or the highest rate permitted by law, whichever is less.


4.       BASIC RENTAL ESCALATION.

         The Basic Rental shall be increased annually, effective on each anniversary of the Commencement Date during the term hereof, by an amount equal to three percent (3%) of the escalated Basic Rental then in effect, payable as follows:

         Year                                   Annualized Rent
                                                   Monthly Rent
         2                                           $53,189.46
                                                      $4,432.45
         3
                                                     $54,785.14

                                                      $4,565.43
         4
                                                     $56,428.70
                                                      $4,702.39
         5
                                                     $58,121.56
                                                      $4,843.46

5.     SECURITY DEPOSIT.

         The Security Deposit, which shall be paid upon execution of this Lease, shall be held by Landlord without liability for interest and not in trust or in a separate account, as security for the performance by Tenant of Tenant's covenants and obligations under this Lease. The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any Event of Default by Tenant, Landlord may, from time to time in its sole discretion, without prejudice to any other remedy, use and apply the Security Deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability suffered by Landlord by such Event of Default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand as additional rent the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within a reasonable period of time after the termination of this Lease and (i) Tenant shall have surrendered the entire Premises to Landlord, (ii) Landlord shall have inspected the Premises after such vacation, and (iii) Tenant shall have complied with all of the terms, conditions and covenants in the Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

6.   LANDLORD'S OBLIGATIONS.

         (a) Subject to the limitations hereinafter set forth, Landlord agrees, while Tenant is occupying the Premises and is not in breach of, or default under, this Lease, to furnish to Tenant: (i) facilities to provide water at those points of supply both within the Premises and those provided for general use of tenants of the Building; (ii) facilities to provide a supply of electrical current reasonably necessary for general business office use and occupancy of the Premises and electric lighting and a supply of electrical current to the common areas of the Building; (iii) heating and refrigerated air conditioning in season; and (iv) elevator and janitorial service to the Premises,, all such services to be provided in scope, quality, and frequency to those services being customarily provided by landlords in comparable office buildings in the surrounding area. Heating, ventilation and air conditioning requirements and standards under this Lease shall be subject, however, to such regulations as the Department of Energy or other local, State or federal agency, Board or commission shall adopt from time to time...Landlord agrees to maintain the public and common areas of the Building such as...stairs, corridors and restrooms, in reasonably good order and condition; provided, however, that Tenant shall reimburse Landlord, upon demand, for all repairs and additional maintenance resulting from damages to such public or common areas caused by Tenant, or its employees, agents or invitees. Landlord reserves the right, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises, or giving rise to any claim by Tenant for setoff or abatement of rent, to decorate and to make repairs, alterations, additions, modifications, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities.

         (b)If Landlord, to any extent, fails to make available any of the services to be provided by Landlord expressly set forth above or if any slowdown, stoppage or interruption of, or any change in the quantity, character or availability of, the services to be provided by Landlord expressly set forth above occurs, such failure or occurrence shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause beyond Landlord's. reasonable control cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

7. IMPROVEMENT OF THE PREMISES.

         Tenant agrees to accept the Premises in its current "as is" condition; provided, however, that Landlord agrees to repaint the kitchen in the Premises and to clean the carpet in one room of the Premises as designated by Tenant.

8.   OPERATING EXPENSES.

         (a)During the term of this Lease, Tenant shall pay as additional rent an amount (per each square foot within the Premises) equal to the excess ("Excess") from time to time by which the per square foot Basic Cost (which shall be calculated by dividing the Basic Cost by the total rentable square feet in the Building) exceeds the Base Year Stop. Landlord, at its option, may collect such additional rent for each calendar year in a lump sum, to be due and payable within thirty (30) days after Landlord furnishes to Tenant a statement of actual Basic Cost for the previous year, or, beginning with the first day of the thirteenth month following the Commencement Date, and on each January 1, thereafter, Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and may require the monthly payment of such additional rent equal to one-twelfth (1/12) of such estimate.

         (b)By May 1 of each calendar year during Tenant's occupancy and the calendar year following termination of this Lease, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Cost for the previous year. If for any calendar year additional rent collected for the prior year as a result of Landlord's estimate of Basic Cost is
(i) in excess of the additional rent actually due during such prior year, then Landlord shall either credit such overpayment towards Tenant's estimated share of operating expenses for the next year or refund to Tenant any overpayment, or
(ii) leis than the additional rent-actually due during such prior year, then Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.

         (c)Each statement furnished by Landlord to Tenant shall be conclusive and binding upon Tenant unless, within thirty (30) days after receipt of such statement, Tenant delivers to Landlord a written notice specifying the particular details for which such statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay without delay the full amount of the additional rent payable by Tenant in accordance with each such statement that Tenant is disputing. Without limiting the preceding sentence, Tenant, or a certified public accountant acting as Tenant's agent, shall have the right, during Landlord's normal business hours and after reasonable notice, to inspect the books and records of Landlord applicable to the determination of the statement of additional rent payable by Tenant for the purpose of verifying in good faith the information contained in such statement for a period of up to one year after the receipt of such statement by Tenant.

         (d) Should Tenant require any additionalwork or service, including, but not limited to heating, ventilation and air conditioning ("HVAC") furnished outside Landlord's normal operating hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, 8:00 a.m. to 1:00 p.m. Saturday, including holidays, Landlord may, upon reasonable advance notice, ...further such additional services at a charge not less than Landlord's actual cost, plus overhead for the additional services provided, it being agreed that thecost to the Landlord of such additional services shall not be ....treated as Basic Cost.

         (e)Landlord may, at any its reasonable discretion, require separate metering for gas, electric power or for any other utility service required by Tenant if such service is deemed by Landlord to be in excess of Building standard usage or for any other reason, in which case the cost of such metering shall be at Tenant's sole cost and expense, due and payable upon demand by Landlord, and in which event Tenant shall pay for all such utility service in excess of its normal and customary usage, as metered. For any utility services that are separately metered as prescribed herein, the amount of said services which had been included in the calculation of the Base Year Stop or the calculation of Basic Cost shall be excluded therefrom.

         (f)Notwithstanding any expiration or termination of this Lease prior to the end of the Lease Term, Tenant's obligations to pay any and all additional rent pursuant to this Lease shall continue and shall cover all periods up to the expiration or termination of this Lease. Tenant's obligation to pay any and all additional rent or other sums owing by Tenant to Landlord under this Lease shall survive any expiration or termination of this Lease.

9.   USE

         Tenant shall use the Promises only for the Permitted Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful, in part or in whole, disreputable in any manner, or extra hazardous, nor will Tenant permit anything to be done which shall in any way cause substantial noise, vibrations or fumes, or increase the rate of insurance on the Building or contents or cause any cancellation of any insurance policy covering the Building or any portion of its contents. In the event that, by reason of acts or omissions of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts, omissions or conduct of business, Tenant hereby agrees to pay to Landlord the amount of-such increase on demand. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with or disturb the possession of other tenants or Landlord in the management of the Building. Tenant shall not, without the prior written consent of Landlord, paint, install lighting or decorations, or Install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof.

10.  TENANT'S REPAIRS AND ALTERATIONS.

         Tenant shall not in any manner deface or Injure or make unapproved modifications of the Premises or the Building and will pay the cost of repairing any damage or injury done to the Premises or the Building or any part thereof by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant agrees, at Tenant's sole cost and expense, to keep the Premises, including, without limitation, all fixtures installed by Tenant and any plate glass and special store fronts, In good condition and make all necessary non-structural repairs and replacements except those caused by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building. Such repairs and replacements shall be in quality equal to the original work and installation. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may, at its sole option, make such repair, and Tenant shall, upon demand therefor, pay Landlord for Landlord's cost thereof plus fifteen percent (l5%) for overhead costs.

         Notwithstanding anything in the Lease to the contrary, Tenant will not make or allow to be made any alterations or physical additions in or to the Premises, including changes in locks on doors, plumbing, lighting, wiring or partitions, without the prior written consent of

Landlord. All maintenance, repairs, alterations, additions or Improvements shall be conducted only by contractors or subcontractors approved in advance in writing by Landlord, it being understood that Tenant shall procure and maintain, and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain, insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance, repair, alteration, addition or improvement.

         At the end or other termination of this Lease, Tenant shall deliver up the Premises with all improvements located therein in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Promises. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises by Landlord or Tenant shall be Landlord's property upon termination of this Lease and shall remain on the Premises without compensation to Tenant; provided, however, that if Landlord so elects on or prior to the termination or upon earlier vacation of the Premises, Tenant shall remove all alterations, additions, improvements and partitions erected by Landlord or Tenant (i) ... the Commencement Date and(ii) prior to the Commencement Date, if such alterations, additions, or improvements are so designated for removal by Landlord on the Space Plan, and shall restore the Premises to its original condition by the date of termination of this Lease or upon earlier vacation of the Premises except as provided herein. Landlord hereby elects...and/or telephone cables installed by Tenant or which may be in the
 ...installed by Tenant, removed upon the termination of the Lease or upon Tenant's earlier vacating of the Premises. If Tenant fails to restore the Premises upon Landlord's request, Landlord shall have the right to perform such restoration and Tenant shall be liable for all costs and expenses incurred by Landlord therefor.

11.  ASSIGNMENT AND SUBLETTING.

         (a) Landlord's Prior Consent Required.Neither Tenant nor Tenant's representatives, successors and assigns nor any subtenant or assignee will assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit the occupancy or use of) the Premises, or any part thereof, without obtaining the prior written consent of Landlord. Landlord's consent to assign this Lease or sublet the Premises will not be unreasonably withheld, provided Tenant satisfies all applicable provisions of subsection (b) below, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Landlord. Any reasonable expenses incurred by Landlord with respect to the review and consent or denial of consent of the foregoing shall be paid by Tenant to Landlord as additional rent, and shall be due and payable with the monthly installment of rent when billed.

         (b)Qualification of Assignee or Subtenant. Subject to the provisions of
Section 11(c) hereof, Landlord shall not unreasonably withhold its t hereunder to any assignment or sublease by Tenant, provided that (x) in the event of a sublease Tenant shall satisfy each of the following conditions prior to any such sublease becoming effective; and (y) in the event of an assignment, Tenant shall satisfy the conditions of subsections-(i), (ii), (iv), (v) and (vi) prior to any such assignment becoming effective:

         (i)Tenant must first notify Landlord, in writing, of any proposed assignment or sublease, at least thirty (30) days prior to the effective date of such proposed assignment or sublease. The notice to Landlord must include a copy of the proposed assignment or sublease and a copy of the proposed assignee's or subtenant's financial statement for its most recent fiscal year, prepared in accordance with generally accepted accounting principles and certified by a public accountant or an executive officer of the proposed assignee or subtenant.

         (ii)The assignee or subtenant must have a credit rating satisfactory to Landlord (in Landlord's reasonable j9dgment).

         (iii)The sublease must (A) be expressly subject and subordinate to this

Lease, (B) require that any subtenant comply with and abide by all of the terms of the Lease, and (C) provide that any termination of this Lease shall extinguish the sublease as well.

         (iv)The Assignee or subtenant may not propose to change the use of the premises to a purpose other than as stated in Section 9 hereof, may not be a place of public accommodation as defined under the Americans with Disabilities Act, nor conduct its business in a manner which, in Landlord's reasonable judgment, is not appropriate for comparable office buildings in the metropolitan Washington, D.C. area.

         (v)The assignee or subtenant may not be a tenant, subtenant, or other occupant of any part of the Building, unless Landlord is unable to offer such occupant comparable space elsewhere in the Building.

         (vi) The Tenant may not be in default under this Lease, or have committed two events of default hereunder during the previous twelve (12) months, whether cured or not.

         (vii) The sublease shall contain the following clause:

         "Underlying Lease Agreement. This Sublease and Subtenant's rights under this Sublease shall at all times be subject 'and subordinate to the underlying Lease identified in Paragraph ___hereof, and Subtenant shall perform all obligations of Tenant underaid said Lease, with respect to the Sublease Premises. Subtenant acknowledges that any termination of the underlying Lease shall extinguish this Sublease. Landlord's consent to this sublease shall not make Landlord a party to this Sublease, shall not create any privity of contract between Landlord and Subtenant or other contractual liability or duty on the part of the Landlord to the Subtenant, shall not constitute its consent or waiver of consent to any subsequent sublease or sub-sublease, and shall not in any manner increase, decrease or otherwise affect the rights and obligations of Landlord and Tenant under the underlying Lease, in respect of the Sublease Premises. Subtenant shall have no right to assign this Sublease or further sublet the Premises without the prior written consent 6f Landlord. Any term of this Sublease that in any way conflicts with or alters the provisions of the underlying Lease shall be of no effect as to Landlord and Landlord shall not assume any obligations as landlord under the Sublease and Tenant shall not acquire any rights under the Sublease directly asserting against Landlord under the underlying Lease. ...assigns to Landlord this Sublease and any and all payments due Tenant from Subtenant as additional security for Tenant's performance of all of its covenants and obligations under the underlying Lease, and authorizes Landlord to collect the same directly from Subtenant and otherwise administer the provisions of this Sublease, at the option of Landlord. Subtenant hereby consents to such collateral assignment of this Sublease to Landlord and agrees to observe its obligations created hereby."

         (c)Landlord's Right of First Refusal.Landlord shall have the right, within thirty (30) days after receipt of the notice from Tenant, required under
Section 11(b)(i) above, to elect: (1) if Tenant proposes to assign the Lease or sublease all or substantially all of the Premises, to terminate the Lease in its entirety, in which event the Lease shall terminate upon the effective date of the proposed assignment or sublease, and Tenant shall vacate the Premises as of such effective date in accordance with the applicable provisions of this Lease;
(ii) if Tenant intends to sublet a portion of the Premises, to terminate this Lease only with respect to such portion of the Premises, in which case Tenant shall vacate such portion as provided in subsection (i) above; or (iii) to require Tenant to pay Landlord, within (10) days of receipt, one-half (1/2) of the amount of rent payable under such assignment or sublease in excess of the amount of rent payable by Tenant hereunder with respect to the Premises or, in the event of a sublease, the portion of the Premises sublet, offset by any direct expenses incurred by Tenant actually incurred in assigning the Lease or subleasing such portion of the Premises (amortized in equal monthly payments over the remaining term of the Lease, if assigned, or, if applicable, over the initial term of such sublease). Upon exercise by Landlord of either of the options set forth in subsection (i) or (ii) above, Tenant shall surrender the Premises or such portion of the Premises, as the case may be, to Landlord, and thereafter the rent to be paid by Tenant pursuant to Section 3 above shall be that portion of the total rent which the amount of square foot area remaining in the possession of Tenant bears to the total square foot area of the Premises. In the event that Landlord does not exercise Its right to terminate this Lease, or any applicable portion thereof, within said thirty (30) day period, Tenant shall have the right, subject to the provisions of subsection
(iii) above, to assign the Lease or sublet the Premises or a portion thereof after first obtaining the written consent of Landlord as provided in Section 11(a) above. Upon exercise by Landlord of the option set forth in subsection
(iii) above, Tenant covenants and agrees to provide Landlord with semi-annual statements, prepared and verified by a certified public accountant or executive officer of Tenant, stating the amount of rent or other consideration received by Tenant from its assignee or subtenant(s) during such semi-annual period. If such statement shows Tenant failed to make the full payment to Landlord required by subsection (iii) above, a late charge equal to ten percent (10%) of the amount due shall be paid by Tenant to Landlord as additional rent, and shall be due and payable by the assignee or Tenant with the monthly installment of rent next becoming due.

         (d)No Waiver or Release. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord, at Landlord's option, in the event of any default by Tenant under the terms of this Lease.

12.   INDEMNITY.

         (a)Landlord shall not be liable for, and Tenant shall indemnify and save harmless Landlord, ground lessor, if any, and Landlord's managing agent, if any, from and against and from all fines, damages, suits, claims, demands, losses and actions (including reasonable attorneys, fees) for any injury to person (including death) or damage to or loss of property on or about the Premises caused by Tenant, its employees, contractors, subtenants, invitees or by any other person entering the Premises or the Building under the express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond the reasonable control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's negligence or willful misconduct.


(b) Tenant shall not be liable for, and Landlord shall indemnify and save harmless Tenant from and against all fines, damages, suits, ...losses and actions (including reasonable attorneys' fees) for any injury to person (including death) or damage to or loss of property on or about the common areas of the Building caused. by the negligence or willful misconduct of Landlord, its employees, contractors, invitees or by any other person entering the common areas of the Building under the express or implied invitation of...arising out of Landlord's use of the common areas. Tenant shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond the reasonable control of Tenant, except the negligence or willful misconduct of Tenant, its agents, employees, invitees and contractors.

13. SUBORDINATION:

This Lease and all rights of Tenant hereunder shall be and are subject and subordinate at all times to any deeds of trust, mortgage, installment sale agreements and other instruments or encumbrances, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the Land or an interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages, installment sale agreements, instruments, encumbrances or leases, as well as any substitutions therefor, all automatically and without the necessity of any further action on the part of Tenant to effectuate such subordination. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the reasonable judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the foregoing, if any mortgagee, trust beneficiary or ground lessor shall elect to have this Lease treated as if it became effective and Tenant had taken possession prior to the lien of its mortgage or deed of trust or prior to its ground lease, and shall give notice thereof to Tenant ' this Lease shall be deemed to have become effective and Tenant's right to possession shall be considered prior to such mortgage, deed of trust, or prior to its ground lease whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed-or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant shall upon demand at any time execute, acknowledge and deliver to Landlord's mortgagee (including the beneficiary under any deed of trust) or other holder any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment.

14. RULES AND REGULATIONS.

         Tenant and Tenant's agents, contractors, employees and invitees will comply fully with all requirements of the Rules and Regulations of the Building and related facilities, as specified in the Rules and Regulations now or hereafter sent by Landlord to Tenant. Landlord shall at all times have the right to change such rules and regulations to promulgate other Rules and Regulations in such manner as Landlord may deem advisable, in its reasonable discretion, for safety, care or cleanliness of the Building and related facilities or the Premises, and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall be responsible for compliance therewith by the agents, contractors, employees and invitees of Tenant.

15. INSPECTION

         Landlord or its officers, agents and representatives, and any ground lessor or mortgagee thereof, shall have the right to enter into and upon any and all parts of the Promises at all reasonable hours upon reasonable advance notice (or, in any emergency or for the purpose of performing routine maintenance, at any hour and without advance notice) to (a) inspect the Premises at any time (including the right to perform periodic environmental studies, audits and reports), (b) clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (c) show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

16. CONDEMNATION.

         If the whole or, as determined by Landlord in its sole discretion, any substantial part of the Land or the Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, as determined by Landlord, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective when the physical taking of said Land or the Building shall occur. If part of the Land or Building shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the sentence above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as Landlord shall determine may be fair and reasonable under all of the circumstances. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to all remedies provided by law; provided, however, that any award paid to Tenant shall not detract from any award which Landlord is entitled to receive; and if Landlord's award is reduced to any extent as a result of any award to Tenant, then Tenant shall assign and pay over to Landlord the amount by which Landlord's award was so reduced.

17. FIRE OR OTHER CASUALTY.


In the event of damage to or destruction of the Premises or the Building, or the entrances and other common facilities necessary to provide normal access to the Premises, caused by fire or other casualty, Tenant shall provide immediate notice thereof to Landlord, and Landlord shall make repairs and restorations as hereafter expressly provided, unless this Lease shall be terminated by Landlord or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.

         If (1) the damage is of such nature or extent, in the judgment of Landlord's architect, that more than two hundred ten (210) consecutive days, after commencement of the work, would be required (with normal work crews and hours) to repair and restore the part of the Premises or Building which has been damaged, or (ii) a substantial portion of the Premises or the Building is so damaged that, in Landlord's sole Judgment, it is uneconomic to restore or repair the Premises or the Building, as the case may be, Landlord shall so advise Tenant promptly; and Landlord or Tenant, for a period of ten (10) days thereafter, shall have the right to terminate this Lease by written notice to the other, an of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice. In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this Section 17, and if (i) sufficient casualty insurance proceeds are available for use for such restoration or repair, and.(ii) this Lease is then in full force and effect, Landlord shall proceed promptly and diligently to restore the Premises to its substantially similar condition prior to the occurrence of the damage, provided that Landlord shall not be obligated to repair or restore any alterations, additions or fixtures which Tenant or any other tenant may have installed unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs which may be incurred by Landlord in connection therewith. Landlord shall not insure any improvements or alterations to the Premises in excess of Standard Tenant Work, or any fixtures, equipment or other property of Tenant. Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment or other property located in the Premises, for the purpose of providing funds to Landlord to repair and restore the Premises to its substantially similar condition prior to occurrence of the damage. If there be any ouch alteration, fixtures or additions and Tenant does not assure or agree to assure payment of the cost or restoration or repair as aforesaid, Landlord shall have the right to determine the manner in which the Premises shall be restored so as to be substantially the same as the Premises existed prior to the damage 6ccurring, as if such alterations, additions or fixtures h4d not been made or installed. The validity and effect of this Lease shall not be impaired in any way by, and Landlord shall have no liability as a result of, the failure of Landlord to complete repairs and restoration of the Premises or of the Building within two hundred ten (210) consecutive days after commencement of work, even if Landlord had in good faith notified Tenant that it estimated that the repair and restoration would be completed within such period, provided that Landlord proceeds diligently with such repair and restoration.

         In the case of damage to the Premises not caused by the negligence or willful misconduct of the Tenant or any of its agents, employees or invitees, and which is of a nature or extent that Tenant's continued occupancy is substantially impaired, the rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment as determined by Landlord. In no event, however, shall any damages be payable by Landlord to Tenant in respect of business interruption resulting from any fire or other-casualty on the Premises or Building. Tenant shall be responsible to insure and/or repair all of Tenant's leasehold improvements and all equipment, fixtures and personal property located in the Premises.

18. HOLDING OVER.

         Tenant shall, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant holds over after the expiration or termination of this Lease, all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time upon demand, as partial damages for the period of any holdover, an amount equal to one hundred fifty percent (150%) of the Basic Rental in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant shall operate to extend this Lease except as otherwise expressly provided in this Lease. The foregoing notwithstanding, Landlord, in addition to accepting the daily damages during the period of such holding over, shall be entitled to pursue all remedies at law or equity, including, without limitation, rights to ejectment and damages.

19. TAXES.

         (a)During each calendar year or portion thereof included in the Lease Term, and any renewal thereof, Tenant shall pay to Landlord as additional rent, Tenant's Proportionate Share of Real Estate Taxes which exceed the Base Real Estate Taxes. Real Estate Taxes shall mean (i) all real estate taxes, including general and special assessments, if any, which are imposed upon Landlord or assessed against the Building and/or the Land during any calendar year, and (ii) any other present or future taxes or governmental charges that are imposed upon Landlord or assessed against the Building and/or the Land during any calendar year which are in the nature of, in addition to or in substitution for real estate taxes, including, without limitation, any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building, but shall not include any federal, state or local income tax. Real Estate Taxes shall also include all expenses incurred by Landlord in obtaining or attempting to obtain a reduction of Real Estate Taxes, including, but not limited to, legal fees.

         (b)Commencing with the 1997 calendar year, and in each calendar year thereafter during the Lease Term, Landlord may deliver to Tenant a statement of Landlord's estimate of any increase in the annual Real Estate Taxes for the then current calendar year over the Base Real Estate Taxes and Tenant's percentage thereof, such statement to be delivered on or before April lot of said calendar year, or as soon thereafter as possible. Within thirty (30) days after delivery of such statement (Including any statement delivered after the expiration or termination of this Lease), Tenant shall pay to Landlord, as additional rent, Tenant's aforesaid percentage share of such estimated Increase in the annual Real Estate Taxes, except that Tenant's first payment shall include the (1/12th) monthly shares for the months from January lot through the month in which Landlord submitted the estimate of the increase in the annual Real Estate Taxes for the then current calendar year.

         (c)Commencing with the 1998 calendar year, Landlord shall deliver to Tenant a statement showing the determination of the increase in the annual Real Estate Taxes for the preceding calendar year and Tenant's total percentage thereof, such statement to be delivered on or before April lot of the then current 6ilendar year, or as soon thereafter as reasonably practicable. If such statement shows that Tenant's payments, If any, of the estimated monthly Increase in the annual Real Estate Taxes for said preceding calendar year exceeded Tenant's actual increases for said year, then Tenant may deduct such overpayment from Its next payment or payments of monthly rent. If such statement shows that Tenant's percentage share of Landlord's actual increase In the annual Real Estate Taxes exceeded Tenant's payments, if any, of the estimated monthly Increase In the annual Real Estate Taxes for said preceding calendar year, then Tenant shall pay the total amount due to Landlord, which amount shall constitute additional rent hereunder due and payable with the first monthly installment of rent due after delivery of said statement.

         (d)In the event that the expiration date or other date of termination of this Lease is not December 31st, the increase to be paid by Tenant for the calendar year in which the expiration date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction with the number of days during such calendar year prior to the expiration date as the numerator, and with 365 as the denominator. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to this Section to be performed after such termination.

         (e)Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant In the Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay the Landlord upon demand that part of such taxes for which Tenant is Primarily liable hereunder.


20. EVENTS OF DEFAULT

         The occurrence of any of the following events shall be deemed to be an event of default ("Event of Default") by Tenant under this Lease:

         (a)Tenant shall fail to pay when due any rental or other sums payable by Tenant hereunder (or under any other lease now or hereafter executed by Tenant In connection with space in the Building), and same is not cured within ten (10) days after Landlord's written notice thereof to Tenant.

         (b)Tenant shall fail to comply with or observe Section 46 of this Lease (or a comparable section of any other lease now or hereafter executed by Tenant In connection with space in the Building).

         (c)Tenant shall fail to comply with or observe any other provision of this Lease (or any other lease now or hereafter executed by Tenant In connection with space in the Building), and same is not cured within fifteen (15) days after Landlord's written notice thereof to Tenant. Notwithstanding the foregoing, if (I) the default is of such a nature that fifteen (15) days is an unreasonably short period of time in which to cure the default; (ii) Tenant has commenced curing the default within the fifteen (15) day period; and (III) Tenant is continuing to diligently pursue a cure of such default, then Tenant shall have an additional fifteen (15) days in which to complete the cure of said default.

         (d)Tenant abandons or vacates the Premises, or removes or attempts to remove Tenant's goods or property therefrom other than In the ordinary course of business or does not operate or hold the Premises open for business for more than 10 consecutive days or for more than 30 non-consecutive days during any three-month period, without regard to whether Tenant has paid to Landlord In full all rent and charges that may have become due.

         (e)Tenant or any partner or guarantor of Tenant, as the case may be, shall apply for or consent to the appointment of a receiver, trustee or liquidator of itself or himself or any of its or his property, admit in writing its or his inability to pay its or his debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt, insolvent or file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization for an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it or him in any proceeding under any such law, or if action shall be taken by Tenant or any partner or guarantor of Tenant for the purposes of effecting any of the foregoing.

         (f)Any court of competent jurisdiction shall enter an order, judgment or decree approving a petition seeking reorganization of Tenant or all or a substantial part of the assets of Tenant or any partner or guarantor of Tenant, or appointing a receiver, sequestrator, trustee or liquidator of Tenant or any partner or guarantor of Tenant or any of its or his property, and such order, judgment or decree shall continue unstayed and in effect for any period of at least thirty (30) days.

21. REMEDIES.

         Upon the occurrence of any Event of Default specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

         (a)Distrain, collect or bring an action for such rent an may be in arrears, and request entry of judgment therefor as provided for in case of rent in arrears, or file a proof of claim in any bankruptcy or insolvency proceeding for such rent, or institute any other proceedings, whether similar or dissimilar to the foregoing, to enforce payment thereof.

         (b)Declare due and payable and sue for and recover, all unpaid rent for the unexpired period of the Lease Term (and also all additional rent as the amounts thereof can be determined or reasonably estimated) as if by the terms of this Lease the same were payable in advance, together with all legal fees and other expenses incurred by Landlord in connection with the enforcement of any of Landlord's rights and remedies hereunder.

         (c)Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for trespass or any claim for damages therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Lease Term.

         (d)Without termination of the Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for trespass or any claim or damages therefor; and if Landlord so elects, relet the Premises on behalf of the Tenant on such terms as Landlord shall deem advisable and receive the rent therefor, and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

         (e)Without termination of the Lease, enter upon the Premises, by force if necessary, without being liable for trespass or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

         (f)If Tenant fails to perform any covenant or observe any condition to be performed or observed by Tenant hereunder or acts in violation of any covenant or condition hereof, Landlord may, but shall not be required to on behalf of Tenant, perform such covenant and/or take such steps, Including entering upon the Premises, as may be necessary or appropriate, if Landlord shall have given Tenant at least three (3) days prior written notice of Landlord's intention to do so, unless an emergency situation exists in which case Landlord shall have the right to proceed immediately and all costs and expenses incurred by Landlord in so doing, including reasonable legal fees, shall be paid by Tenant to Landlord upon demand, plus interest at the overdue interest rate set forth herein from the date of expenditure(s) by Landlord, as additional rent. Landlord's proceeding under the rights reserved to Landlord under this Section shall not in any way prejudice or waive any rights Landlord might otherwise have against Tenant by reason of Tenant's default.

         (g)Exercise any other rights and remedies available to Landlord at law or in equity. No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Neither pursuit of any of the foregoing remedies provided nor any other remedies provided herein or by law shall constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation or breach of any of the terms, provisions, and covenants herein contained. Landlord's acceptance of rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be construed to constitute a waiver of any other violation or Event of Default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following repossession. Should Landlord at any time terminate this Lease for any default, Tenant shall not be relieved of its liabilities and obligations hereunder and, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the lose of rental for the remainder of the Lease Term. Tenant's obligations and liabilities under this Lease shall also survive repossession and reletting of the Premises by Landlord pursuant to the foregoing provisions of this Section
21. Notwithstanding anything to the contrary contained in this Section, in computing the amount due Landlord as a result of any Event of Default by Tenant, Tenant shall not be entitled to receive any credit, upon reletting by Landlord after Tenant's default, for any rent or other sums received by Landlord in excess of those for which Tenant in otherwise obligated herein.

(h) The abatement of Basic Rental, if any, and other concessions of the Landlord (which may include among other items: (14 brokerage fees; (ii) moving allowances; (iii) Tenant improvements; (iv) Lease assumptions; (v) unamortized portions of the buildout; and (vi) any other cash allowances or payments) are subject to the condition that, throughout the Lease Term, Tenant will perform and comply with all of the terms, covenants and conditions of this Lease t6 be performed or complied with by Tenant. If, after the occurrence of an Event of Default, Landlord terminates this Lease or reenters and takes possession of the Premises without such a termination, the abatement of Basic Rental and other Landlord concessions shall cease to apply and Tenant shall be obligated, within 10 days after demand, to pay to Landlord the Basic Rental abated and the value of all Landlord's concessions. Landlord's right to recover the Basic Rental abated and the value of all Landlord's concessions shall be in addition to any other remedies available to Landlord as a result of such termination or reentry.

         (i)All rights and remedies of Landlord and Tenant herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed-by law.

         (j)In addition to any other rights and remedies provided in this Lease, and with or without terminating this Lease, Landlord may with force of law, re-enter, terminate Tenant's right of possession and take possession of the Premises, the provision of this Section 21 operating as a notice to quit, any other notice to quit or of Landlord's intention to re-enter the Premises being hereby expressly waived.

22. SURENDER OF PREMISES.

         No act done and no failure to act by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

23. ATTORNEYS' FEES.

         In case it should be necessary or proper for Landlord to bring any action under this Lease or to consult or place this Lease, or any amount payable by Tenant hereunder, with an attorney concerning a default of Tenant hereunder, whether such default is later cured, then Tenant shall pay any and all reasonable attorney's fees, court costs and expenses of Landlord incurred in connection with such enforcement.

24. LANDLORD'S LIEN.

         In addition to any statutory Landlord's lien, Landlord shall have, at all times, and Tenant hereby grants to Landlord, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein upon all goods, wares, equipment, fixtures, furniture, improvements and property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom; and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have ...discharged and all the covenants, agreements and conditions hereof
 ...complied with and performed by Tenant. Upon the occurrence of any Event of Default, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies therein to Landlord forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the jurisdiction in which the Building is located.

25. MECHANICS' LIENS.

         Tenant shall not permit any mechanics' lien or other liens to be placed upon the Premises or the Building or improvements thereon during the Lease Term, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant. In the case of the filing of any such lien Tenant will promptly, and in any event within thirty (30) days after the filing thereof, satisfy or release any such lien by means of payment thereof, bonding Landlord against any loss occasioned thereby (in which came Tenant shall have the right in due diligence to contest and dispute such lien so long an such bond remains in place), or take such other action as may be otherwise acceptable to Landlord.

26. WAIVER OF SUBROGATION: INSURANCE.

         (a)Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property, but only to the extent that such lose or damage is covered by any insurance then in force, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided,-however, that such release shall be applicable and in force and effect only with respect to any loss or damage occurring during such time as the policy or policies of Insurance covering said lose shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.

         (b)Tenant shall maintain throughout the Lease Term, at Tenant's sole cost and expense, insurance against lose or liability in connection with bodily injury, death, property damage and destruction, in or upon the Premises or the remainder of the Land, and arising out of the use of all or any portion of the same(. by Tenant or its agents, employees, officers, invitees, visitors and guests, under policies of comprehensive general public liability insurance having such limits as to each as may be reasonably required by Landlord from time to time, but in any event of not less than One Million Dollars ($1,000,000) per occurrence for death or injury and One Million Dollars ($1,000,000) per occurrence for property damage or destruction and personal injury, such policies shall name Landlord and Tenant, (and, at Landlord's or such mortgagee's or paramount lessor's or installment seller's request) any mortgagee of all or any portion of the Buildings and any landlord of, or installment seller to, Landlord an the insured parties, shall provide that they shall not be modified or cancelled without at least thirty (30) days' prior written notice to Landlord and any other party designated as aforesaid and shall be issued by insurers of recognized responsibility licensed to do business in the jurisdiction in which the Building Is located and acceptable to Landlord. Copies of all such policies certified by the insurers to be true and complete shall be supplied to Landlord and such mortgagees, paramount lessors and installment sellers at all times.

27. SUBSTITUTION SPACE.

         (a)Landlord shall have the right at any time during the term of this Lease, including during any renewal or extension hereof, to substitute, instead of the Premises, 'other space of comparable size (but not less than the area of the Premises) and decor in the Building, hereinafter referred to as "Substitution Space."

         (b)If Landlord desires to exercise such right, it shall give Tenant at least sixty (60) days prior written notice thereof specifying the effective date of such substitution, whereupon, as of such effective date: (i) the description of the Premises set forth in this Lease shall, without further act on the part Landlord or Tenant, be deemed amended so that the Substitution Space shall, for all intents and purposes, be deemed the Premises hereunder, and all of the terms, covenants, conditions, provisions and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space; and
(ii) Tenant shall move from the Premises into the Substitution Space and shall vacate and surrender possession to Landlord of the Premises on and after such effective date; thereafter, during the period of such occupancy, Tenant shall pay rent for the Substitution Space at the above-described rate, whereupon rent shall abate entirely with respect to the Premises.

         (c)If Landlord exercises its relocation right, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's equipment, supplies and telephones and telephone equipment from the ... Premises to the Substitution Space and for reprinting Tenant's stationary of the same quality and quantity of Tenant's stationary supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right.

28. BROKERAGE

         Tenant warrants that it has had no dealings with any broker or agent other than C. B. Commercial Real Estate Group, Inc. and The Fred Ezra Company in connection with the negotiation or execution of this Lease, and Tenant agrees to indemnify Landlord against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any other broker or Agent claiming the same by, through or under Tenant.

29. ESTOPPEL CERTIFICATES


Tenant shall from time to time, within ten (10) days after Landlord shall have requested the same of Tenant, acknowledge and deliver to Landlord a written instrument in recordable form and otherwise in such form as required by Landlord
(i) certifying that this Lease is in full force and effect and has not been modified, supplemented or amended in any way (or if there have 1 121 W Lake Street - Oak Park Illinois 60301 - Voice 708.445.8500 - Fax 708.445.8992